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                                                                    EXHIBIT 99.1
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[LOGO] Mercator. news release


              For Immediate Distribution
                 MERCATOR NARROWS FIRST QUARTER NET LOSS BY 30%


          RECENTLY TERMINATED PROXY BATTLE, WAR AND WEAK ECONOMY CAUSE
                     CUSTOMERS TO DEFER PURCHASING DECISIONS



                            WILTON, Conn.--April 29, 2002--Mercator Software,
                            Inc. (Nasdaq: MCTR), today reported results for the
CORPORATE HEADQUARTERS      first quarter ended March 31, 2003. The Company
Mercator Software, Inc.     stated that total revenues for the period were $23.0
45 Danbury Road             million, compared to $27.4 million in the first
Wilton, CT 06897-0840       quarter a year ago, including license revenue of
Voice: 203.761.8600         $7.0 million, which is down 27% compared to license
Fax: 203.762.9677           revenue of $9.5 million in the first quarter of
                            2002. The Company also noted that maintenance
www.mercator.com            revenue of $10.4 million in the first quarter was up
                            5%, compared to $9.9 million in the first quarter of 2002.

                            First quarter 2003 total operating expenses and cost of revenues were reduced by 17% to $27.5 million compared to $33.1 million a year ago. This represents the Company's lowest total expense in the last 16 quarters.

                            The Company's first quarter net loss, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was ($4.3) million, or ($0.12) per share for the first quarter of 2003, and narrowed by 30% from a net loss of ($6.1) million, or ($0.18) per share a year ago. The net loss included a $0.3 million charge relating to the previously announced restructuring efforts undertaken by the Company in the fourth quarter of 2002.

                            The Company stated that the recently terminated Strategic Software Holdings (SSH) proxy contest and unsolicited proposal to acquire the Company caused a number of customers to defer their purchasing decisions at the end of the first quarter. On March 14, SSH announced an alternate slate of directors for Mercator's board. On March 31, SSH made an unsolicited proposal to purchase Mercator's outstanding shares. On April 21, Mercator and SSH jointly announced a settlement whereby the proxy contest was terminated and the proposal withdrawn.

                            The Company said it incurred $150,000 of expenses in the first quarter in connection with the proxy contest with SSH, and expects to record a charge of approximately $550,000 in the second quarter, which includes $300,000 paid to SSH in connection with the previously announced settlement.

                            "Combined with a weak economy and the war in Iraq, the proxy matter played a significant role in a number of customers' decisions to defer their purchases,"

                                                                [LOGO] Mercator.
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                            said Roy C. King, Mercator Chairman and CEO. "Now
                            that the proxy matter is behind us, we are focused exclusively on serving our customers and partners, and executing our strategy to deliver value to all Mercator stakeholders."

                            Total cash and cash equivalents declined by $4.5 million in the first quarter to $25.4 million at March 31, 2003. This compares to total cash and cash equivalents of $29.9 million at December 31, 2002, and $28.1 million at March 31, 2002. Total cash used for operating activities was $3.4 million in the quarter.

                            "We continued to reduce total expenses while keeping DSO's low, generating healthy maintenance revenue from existing customers, and maintaining a large deferred revenue balance," said Kenneth J. Hall, Mercator's Executive Vice President, Chief Financial Officer and Treasurer. "Although license sales suffered from the distraction of the proxy contest, as well as from the global economy, we remain focused on our strategy for long-term growth by combining our core technology and vertical solutions with the offerings of systems integrator and technology partners."

                            The Company said that Days Sales Outstanding (DSO) were 63 days, up by 1 day compared to the fourth quarter of 2002. Total deferred revenue was $24.2 million compared to $24.5 million in the fourth quarter of 2002.

                            The Company reported that it expects to record a charge in the second quarter of 2003 of approximately $4.0 million relating to excess office space in our international operations in connection with previously announced restructurings.

                            BUSINESS HIGHLIGHTS

                            Notable Mercator customers in the quarter included State of Arizona Healthcare; Bayer; Citistreet; Credit du Nord; Daimler Chrysler; General Motors; Hawaii Medical Services Association; Lilly Pulitzer; M & G; Mitsui; Organon; Panasonic; Personix; and World Insurance Corporation.

                            Among other highlights of the quarter, Mercator announced the successful testing of its connectivity solution for Omgeo Central Trade Manager, a virtual transaction-matching utility that facilitates straight through processing for financial services customers. Mercator released several new products and enhancements in the first quarter including MERCATOR InsideHIPAA(TM) 3.0; MERCATOR InsideHL7(TM) 3.0; and MERCATOR InsideNCPDP(TM) 3.0; as well as extensions to MERCATOR Inside Integrator(TM), including MERCATOR Commerce Management 7.0 for enhanced levels of B2B and EDI-based integration support; and MERCATOR Business Process Management 2.0, offering state-of-the-art business process modeling, automation, monitoring, management and Web Services.

                            Additionally, Mercator announced a new partnership agreement with Sweden-based SYNC, who specializes in supply chain integration, to deliver MERCATOR InsideGlobalOrderManagement(TM), an integration solution for manufacturing, retail and distribution customers, and a new partnership with IVANS, Inc., a

                                                                [LOGO] Mercator.
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                            Connecticut-based provider of insurance industry
                            e-commerce solutions, to deliver an automated property and casualty insurance solution for the property and casualty industry.

                                      * * *

                            A conference call to discuss the first quarter results will be hosted by Mercator Chairman and CEO Roy C. King at 5:00 PM ET today. The domestic phone number for the conference call is (888) 455-8716; the international number is (712) 257-3674. The pass code for the call is "Q1 Results." The teleconference will be webcast simultaneously and can be accessed by using the link on our Web site www.mercator.com. An audio replay of the call will be available after the call. The toll free domestic phone number for the audio replay is (800) 925-1214; the international number is (402) 530-8059. A replay of the webcast will be accessible via http://ir.mercator.com/. ABOUT MERCATOR SOFTWARE, INC. Mercator delivers its customers and partners The Advantage Inside Integration(TM), providiNG Industry-Ready Integration Solutions(TM) that solve critical business problems in real-time, while leveraging current technology investments and maximizing ROI. Mercator's core integration technology, MERCATOR Inside Integrator(TM) 6.7, features a Solutions-Oriented Architecture(TM), which easily and seamlessly automates high-volume, complex transactions. Over 1,100 enterprise customers leverage the power, speed and flexibility of Mercator's proven integration technology and industry expertise to build better business value and faster ROI. To hear why our customers and partners believe Mercator is the advantage inside integration, visit our Web site at WWW.MERCATOR.COM.

                            (C) 2003 MERCATOR SOFTWARE, INC. ALL RIGHTS
                            RESERVED. MERCATOR AND THE MERCATOR LOGO ARE
                            REGISTERED TRADEMARKS OF MERCATOR SOFTWARE, INC. ALL OTHER MARKS APPEARING WITH A "TM" THEREAFTER ARE INTELLECTUAL PROPERTY OF MERCATOR SOFTWARE, INC. ANY OTHER PRODUCT OR COMPANY NAMES MENTIONED ARE USED FOR IDENTIFICATION PURPOSES ONLY, AND MAY BE TRADEMARKS OR SERVICE MARKS OF THEIR RESPECTIVE OWNERS.

                            LEGAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS Statements in this press release that are not purely historical are forward-looking statements, including statements regarding Mercator's beliefs, expectations, hopes or intentions regarding the future. Forward-looking statements in this release include, but are not limited to, statements regarding the growth of the enterprise application market; the demand for the Company's application integration solutions; and the speed of deployment of new products, including the Mercator Inside Integrator suite of products and Industry-Ready Integration Solutions; and sometimes contain words such as "believe," "expect, " "intend, " "anticipate," "plan," and "estimate" or similar expressions. It is important to note that actual outcomes and the Company's actual results could differ materially from forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as changes in demand for application integration or e-business integration software and, in particular, the Company's Mercator Inside Integrator suite of products and Industry-Ready Integration Solutions; the ability of the Company to manage its global operations; the ability of the Company to develop and introduce new or enhanced products; the ability of the Company to continue to add resellers and other distribution channels; the success of third parties in utilizing and marketing the Company's products; the success of the vertical industries and platforms we target; the Company's access to and success of third party products in which we embed our products or in which our products are embedded; the Company's ability to raise financing; and seasonality in operating results. Readers should also refer to the risk disclosures outlined in the Company's reports filed

                                                                [LOGO] Mercator.
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                            with the Securities and Exchange Commission. All
                            forward-looking statements and reasons why results might differ included in this release are made as of the date hereof based on information available to the Company as of the date hereof. The Company assumes no obligation to update any such forward-looking statement or reasons why results might differ.

                            Contact:    Jonathan Cohen
                                        203-563-1214
                                        jcohen@mercator.com


                                                                [LOGO] Mercator.
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

                                                     MERCATOR SOFTWARE, INC.
                                              CONSOLIDATED CONDENSED BALANCE SHEETS
                                                         (IN THOUSANDS)

                                                                                   MARCH 31,         DECEMBER 31,        MARCH 31,
                                                                                     2003               2002               2002 *
                                                                                     ----               -----              ------
                                                                                  (UNAUDITED)                           (UNAUDITED)
                                 ASSETS
Current assets:
    Cash and cash equivalents                                                       $25,376            $29,920            $28,120
    Accounts receivable, net                                                         16,125             22,223             19,268
    Prepaid expenses and other current assets                                         3,697              3,775              3,822
      Total current assets                                                           45,198             55,918             51,210

Furniture, fixtures and equipment, net                                                8,804              9,165              8,561
Goodwill, net                                                                        43,960             43,960             43,960
Intangible assets, net                                                                4,260              5,421              8,907
Restricted collateral deposits and other assets                                       1,392              1,265              3,395
      Total assets                                                                 $103,614           $115,729           $116,033


                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                                 $6,446             $5,783             $6,532
    Accrued expenses and other current liabilities                                   15,487             22,197             18,163
    Current portion of long-term debt                                                 2,867              3,268                429
    Current portion of deferred revenue                                              23,858             24,049             20,795
      Total current liabilities                                                      48,658             55,297             45,919

Deferred revenue, less current portion                                                  351                465                784
Deferred tax liability                                                                  945              1,233              2,083
Long-term debt, less current portion                                                  7,217              7,928                489
Other long-term liabilites                                                            8,202              8,805              3,490
      Total liabilities                                                              65,373             73,728             52,765

Stockholders' equity:
Convertible preferred stock                                                               -                  -                  -
Common stock                                                                            352                346                338
Additional paid-in capital                                                          250,982            250,300            249,580
Accumulated deficit                                                                (211,925)          (207,628)          (184,333)
Accumulated other comprehensive loss                                                 (1,168)            (1,017)            (2,317)
      Total stockholders' equity                                                     38,241             42,001             63,268

      Total liabilities and stockholders' equity                                   $103,614           $115,729           $116,033
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*Certain reclassifications have been made to conform to the 2003 presentation.

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                                          MERCATOR SOFTWARE, INC.
                              CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                (UNAUDITED)

                                                                        THREE MONTHS ENDED
                                                          MARCH 31,         DECEMBER 31,         MARCH 31,
                                                            2003               2002               2002 *
Revenues:
    Software licensing                                      $6,972             $16,389             $9,549
    Services                                                 5,606               5,912              7,964
    Maintenance                                             10,431               9,981              9,899
        Total revenues                                      23,009              32,282             27,412

Cost of revenues:
    Software licensing                                          91                  97                124
    Services                                                 5,296               5,063              7,655
    Maintenance                                              1,659               1,647              2,016
    Stock option re-pricing benefit                              -                   -               (272)
    Amortization of intangibles                                961                 960                961
        Total cost of revenues                               8,007               7,767             10,484
        Gross profit                                        15,002              24,515             16,928

Operating expenses:
    Product development                                      5,034               5,536              4,509
    Selling and marketing                                    8,312              12,173             11,951
    General and administrative                               5,650               4,742              6,763
    Stock option re-pricing benefit                              -                   -               (639)
    Amortization of intangibles                                200                 201                305
    Restructuring charge/(benefit)                             267               7,875               (245)
        Total operating expenses                            19,463              30,527             22,644

        Operating loss                                      (4,461)             (6,012)            (5,716)
Foreign currency exchange gain/(loss), net                     101                (582)               (60)
Other expense, net                                            (221)                (65)               (67)
Loss before income taxes                                    (4,581)             (6,659)            (5,843)

(Benefit from)/provision for income taxes                     (284)                207                270
Net loss                                                   ($4,297)            ($6,866)           ($6,113)

Net loss per share
  Basic and fully diluted                                   ($0.12)             ($0.20)            ($0.18)

Weighted average shares outstanding
  Basic and fully diluted                                   34,935              34,529             33,575
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* Certain reclassifications have been made to conform to the 2003 presentation.